SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2016

Total System Services, Inc.

(Exact name of Registrant as Specified in its Charter)

Georgia	1-10254	58-1493818
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One TSYS Way, Columbus, Georgia	31901
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (706) 649-2310

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

Stock Purchase Agreement

On April 1, 2016, Total System Services, Inc., a Georgia corporation (the “Company”), completed its previously announced acquisition of TransFirst Holdings Corp., a Delaware corporation (“TransFirst”). Pursuant to, and subject to the terms and conditions of, a Stock Purchase Agreement (the “Purchase Agreement”), dated January 26, 2016, by and among the Company, Vista Equity Partners Fund V, L.P, a Delaware limited partnership (“Fund V”), Vista Equity Partners Fund V-A, L.P., a Cayman Islands limited partnership (“Fund V-A”), Vista Equity Partners Fund V-B, L.P., a Cayman Islands limited partnership (“Fund V-B”), Vista Equity Partners Fund V Executive, L.P., a Delaware limited partnership (“Fund V Executive”), VEPF V FAF, L.P., a Delaware limited partnership (“VEPF V”), Vista Equity Associates, LLC, a Delaware limited liability company (“Associates LLC” and, together with Fund V, Fund V-A, Fund V-B, Fund V Executive and VEPF V, the “Sellers”), and TransFirst, the Company acquired all of the outstanding capital stock of TransFirst from the Sellers for an aggregate purchase price of $2.35 billion in cash less net indebtedness of TransFirst as of the closing and subject to certain working capital and other adjustments, as described in the Purchase Agreement.

The Company funded the cash consideration, the pay-off of certain TransFirst indebtedness and the payment of transaction-related expenses through a combination of cash-on-hand and proceeds from debt financings, including proceeds drawn under the Company’s Credit Agreement, dated February 23, 2016, and the proceeds from an issuance of $750 million aggregate principal amount of 3.800% Senior Notes due 2021 and $750 million aggregate principal amount of 4.800% Senior Notes due 2026, which together included proceeds of approximately $2.36 billion.

The foregoing description of the Purchase Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 27, 2016, and is incorporated herein by reference.

Item 8.01	Other Events.

On April 1, 2016, the Company issued a press release announcing the completion of the acquisition of TransFirst, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

a) Financial Statements of Business Acquired.

The audited consolidated financial statements of TransFirst Holdings Corp. and Subsidiaries (“Successor”), including the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of operations and comprehensive (loss), changes in stockholders’ equity, and cash flows for the year ended December 31, 2015 and the period from November 12, 2014 to December 31, 2014, as well as the accompanying consolidated statements of operations and comprehensive income, changes in redeemable participating preferred stock, and stockholders’ deficit and cash flows of TransFirst Inc. and Subsidiaries (the “Predecessor”) for the period from January 1, 2014 to November 11, 2014 and for the year ended December 31, 2013, and the reports of independent registered public accounting firms related thereto, filed by the Company as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 9, 2016, are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information, comprised of a pro forma condensed combined balance sheet as of December 31, 2015, and pro forma condensed combined statements of income for the year ended December 31, 2015, and the related notes, filed by the Company as Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the SEC on March 9, 2016, are incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated January 26, 2016, by and among Total System Services, Inc., Vista Equity Partners Fund V, L.P., Vista Equity Partners Fund V-A, L.P., Vista Equity Partners Fund V-B, L.P., Vista Equity Partners Fund V Executive, L.P., VEPF V FAF, L.P., Vista Equity Associates, LLC, and TransFirst Holdings Corp (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 27, 2016).

99.1	Press Release dated April 1, 2016.

99.2	Audited consolidated financial statements of TransFirst Inc. and Subsidiaries for the year ended December 31, 2013 as well as the period from January 1, 2014 to November 11, 2014 (Predecessor), TransFirst Holdings Corp. and Subsidiaries as of December 31, 2014 and December 31, 2015 and for the period from November 12, 2014 to December 31, 2014, and for the year ended December 31, 2015 (Successor) (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 9, 2016).

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of December 31, 2015 and for the year ended December 31, 2015 (incorporated herein by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 9, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

	By:	/s/ Kathleen Moates
Kathleen Moates
Date: April 1, 2016		Senior Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated January 26, 2016, by and among Total System Services, Inc., Vista Equity Partners Fund V, L.P., Vista Equity Partners Fund V-A, L.P., Vista Equity Partners Fund V-B, L.P., Vista Equity Partners Fund V Executive, L.P., VEPF V FAF, L.P., Vista Equity Associates, LLC, and TransFirst Holdings Corp (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 27, 2016).

99.1	Press Release dated April 1, 2016.

99.2	Audited consolidated financial statements of TransFirst Inc. and Subsidiaries for the year ended December 31, 2013 as well as the period from January 1, 2014 to November 11, 2014 (Predecessor), TransFirst Holdings Corp. and Subsidiaries as of December 31, 2014 and December 31, 2015 and for the period from November 12, 2014 to December 31, 2014, and for the year ended December 31, 2015 (Successor) (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 9, 2016).

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of December 31, 2015 and for the year ended December 31, 2015 (incorporated herein by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 9, 2016).